Exhibit 10.2

Execution Version

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This First Amendment to Membership Interest Purchase Agreement (this “Amendment”) is dated as of December 28, 2024 (the “Amendment Date”) but is effective for all purposes as of November 12, 2024 (the “Execution Date”) and is entered into by and among Franklin Mountain Energy Holdings, LP, a Delaware limited partnership (“FMEH”), Franklin Mountain Energy Holdings 2, LP, a Delaware limited partnership (“FMEH2”), and Franklin Mountain GP2, LLC, a Texas limited liability company (“FMGP2”, and together with FMEH and FMEH2, “Sellers” and each individually, a “Seller”), Coterra Energy Inc., a Delaware corporation (“Purchaser Parent”), Cimarex Energy Co., a Delaware corporation (“Purchaser”), and, solely in its capacity as Seller Representative hereunder, FMEH. Sellers and Purchaser are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, Sellers, Purchaser, and FMEH (in its capacity as Seller Representative) entered into that certain Membership Interest Purchase Agreement dated as of the Execution Date (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement in certain respects, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            The fourth Recital of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following two Recitals:

WHEREAS, the issued and outstanding Interests of Sandia Minerals LLC, a New Mexico limited liability company (“Sandia” and all of the issued and outstanding Interests of Sandia, the “Sandia Interests”), are owned 100% by FMRI;

WHEREAS, the issued and outstanding Interests of Franklin Mountain Royalty Investments 3, LLC, a Delaware limited liability company (“FMRI3”), are owned (a) 99.9% by FMEH2 and (b) 0.1% by FMGP2 (FME, FME2, FME3, FMRI, FMRI3, and Sandia are referred to herein individually as a “Company” and all of the issued and outstanding Interests of each Company (other than Sandia), collectively, are referred to herein as the “Subject Interests”); and

2.            The first sentence of Section 2.2 of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

The total consideration to be paid by Purchaser for the Subject Interests (the “Purchase Price”) shall consist of (a) $1,543,000,000 in cash (the “Cash Consideration”); and (b) 40,894,925 shares of Purchaser Parent Common Stock (the “Stock Consideration”).

3.            The first sentence of Section 2.4(d) of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

Notwithstanding anything to the contrary herein: (i) for purposes of any Adjustment Amount included in the Preliminary Settlement Statement, all adjustments shall be made (A) sixty and seven tenths percent (60.7%) to the Stock Consideration based on a price of $24.45 per share and (B) thirty nine and three tenths percent (39.3%) the Cash Consideration, the intent of the Parties to apply such adjustments to the Stock Consideration and the Cash Consideration pro rata; provided that to the extent the Purchase Price is adjusted pursuant to Section 2.4(a)(i) as a result of Title Defects affecting the Sandia Assets, such adjustment shall be made one hundred percent (100%) to the Cash Consideration; and (ii) for purposes of any Adjustment Amount included in the Final Settlement Statement, any positive or negative adjustment will be paid or settled by the Parties in cash.

4.            The following sentence is added as clause (g) of Section 4.3 of the Agreement:

(g)            FMRI is the direct owner, holder of record and beneficial owner of the Sandia Interests, free and clear of all Encumbrances, restrictions on transfer or other encumbrances other than those Encumbrances, restrictions or other encumbrances arising pursuant to or described in this Agreement, the Organizational Documents of Sandia as in effect as of the Execution Date or applicable securities Laws.

5.            Section 4.15 of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

Section 4.15         Special Warranty of Title. Each Company represents and warrants Defensible Title to each of the Wells, Leases, and Mineral Interests unto Purchaser against every Person whomsoever lawfully claims the same or any part thereof by, through or under a Company or its Affiliates (including Sellers), but not otherwise, subject, however, to the Permitted Encumbrances (the “Special Warranty”).

6.            The first sentence of Section 6.12 of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

Notwithstanding anything to the contrary contained herein, the Parties acknowledge that upon the Closing, Sellers shall retain the sole right to the use of the names “FME”, “Franklin Mountain Energy,” “Sandia” and any variants thereof, together with any service marks, trademarks, trade names, identifying symbols, logos, emblems or signs containing, comprising or used in connection with such names, including any name or mark confusingly similar thereto and the goodwill associated therewith (collectively, the “Seller Marks”).

7.            The definition of “Closing Stock Consideration” in the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“Closing Stock Consideration” means the estimate of the Adjusted Stock Consideration specified in the Preliminary Settlement Statement delivered in accordance with Section 2.6 (inclusive of any adjustments agreed to by the Parties in accordance with Section 2.6, if applicable).

8.            The following definition of “Sandia” is hereby added to Appendix A of the Agreement:

“Sandia” has the meaning set forth in the Recitals of this Agreement.

9.            The following definition of “Sandia Assets” is hereby added to Appendix A of the Agreement:

“Sandia Assets” means all of Sandia’s right, title, and interest in and to the Assets.

10.         The following definition of “Sandia Interests” is hereby added to Appendix A of the Agreement:

“Sandia Interests” has the meaning set forth in the Recitals of this Agreement.

11.          Exhibit A-2 to the Agreement is hereby amended to include, at the bottom of the original Exhibit A-2, the contents set forth on Exhibit A-2 attached hereto.

12.          Exhibit A-3 to the Agreement is hereby amended to include, at the bottom of the original Exhibit A-3, the contents set forth on Exhibit A-3 attached hereto.

13.          Exhibit C to the Agreement is hereby deleted in its entirety and replaced in its entirety with Exhibit C attached hereto.

14.          Schedule 4.3(a) to the Agreement is hereby deleted in its entirety and replaced in its entirety with Schedule 4.3(a) attached hereto.

15.          Schedule 4.12(a) to the Agreement is hereby amended to include, at the bottom of the original Schedule 4.12(a), the contents set forth on Schedule 4.12(a) attached hereto.

16.          Schedule 4.27 to the Agreement is hereby deleted in its entirety and replaced in its entirety with Schedule 4.27 attached hereto.

17.          Schedule 4.39 to the Agreement is hereby deleted in its entirety and replaced in its entirety with Schedule 4.39 attached hereto.

18.          Schedule 6.4 to the Agreement is hereby amended by deleting Item #1 in its entirety.

19.          Schedule 6.18 to the Agreement is hereby deleted in its entirety and replaced in its entirety with Schedule 6.18 attached hereto.

20.          Schedule 12.4 to the Agreement is hereby deleted in its entirety and replaced in its entirety with Schedule 12.4 attached hereto.

21.         Schedule EA to the Agreement is hereby amended by deleting Item #1 in its entirety.

22.          Except to the limited extent amended hereby, the Agreement shall continue in full force and effect, and the Parties ratify and confirm the Agreement as specifically amended hereby. After giving effect to this Amendment, any references in the Agreement to “this Agreement” or to the words “hereof” or “hereunder” or words of similar import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind or nature (other than in this Amendment or as otherwise expressly provided), shall mean the Agreement as amended by this Amendment, whether or not this Amendment is expressly referenced. All references in the Agreement to “Execution Date,” “the date hereof” or “the date of this Agreement” shall refer to November 12, 2024.

23.            Sections 14.2 (Counterparts), 14.5 (Governing Law; Waiver of Jury Trial), 14.8 (Entire Agreement), 14.11 (Construction), 14.12 (Limitation on Damages), and 14.16 (Severability) of the Agreement shall apply mutatis mutandis to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Amendment Date.

SELLERS

Franklin Mountain Energy Holdings, LP

By: Franklin Mountain Energy GP, LLC, its General Partner

By:	/s/ Scott Weaver
Name: Scott Weaver
Title: Vice President

Franklin Mountain Energy Holdings 2, LP

By: Franklin Mountain Energy GP 2, LLC, its General Partner

By:	/s/ Scott Weaver
Name: Scott Weaver
Title: Vice President

Franklin Mountain GP2, LLC

By:	/s/ Scott Weaver
Name: Scott Weaver
Title: Vice President

[Signature Page to First Amendment to Membership Interest Purchase Agreement]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Amendment Date.

Purchaser

Cimarex Energy Co.

By:	/s/ Shannon E. Young III
Name: Shannon E. Young III
Title: Executive Vice President and Chief Financial Officer

Purchaser Parent

Coterra Energy Inc.

By:	/s/ Shannon E. Young III
Name: Shannon E. Young III
Title: Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Membership Interest Purchase Agreement]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties on the Amendment Date.

Seller Representative

Franklin Mountain Energy Holdings, LP, solely in its capacity as Seller Representative hereunder

By: Franklin Mountain Energy GP, LLC, its General Partner

By:	/s/ Scott Weaver
Name: Scott Weaver
Title: Vice President

[Signature Page to First Amendment to Membership Interest Purchase Agreement]

Exhibit A-2

WELLS SUPPLEMENT

[See Attached.]

Exhibit A-3

MINERAL INTERESTS SUPPLEMENT

[See Attached.]

Exhibit C

To that certain Membership Interest Purchase Agreement dated November 12, 2024, by and among Franklin Mountain Energy Holdings, LP, Franklin Mountain Energy Holdings 2, LP, and Franklin Mountain GP2, LLC, as Sellers, and Cimarex Energy Co., as Purchaser, Coterra Energy Inc., as Purchaser Parent, and Franklin Mountain Energy Holdings, LP., as Seller Representative

FORM OF EXCLUDED ASSET ASSIGNMENT

[See Attached.]